UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        FEBRUARY 3, 2006
                                                 -------------------------------

                              SEACOR HOLDINGS INC.
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             (Exact Name of Registrant as Specified in Its Charter)


            DELAWARE                    1-12289                  13-3542736
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(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)



    11200 RICHMOND, SUITE 400, HOUSTON, TEXAS                  77082
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    (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code       (281) 899-4800
                                                   -----------------------------

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

           On February 3, 2006, Seabulk International, Inc., a wholly owned subsidiary of SEACOR Holdings Inc., issued a press release, a copy of which is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.           Description
-----------           -----------

99.1                  Press Release of Seabulk International, Inc., dated
                      February 3, 2006

























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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SEACOR HOLDINGS INC.

                                       By: /s/ Alice N. Gran
                                           -------------------------------------
                                           Name: Alice N. Gran
                                           Title: Senior Vice President,
                                                  General Counsel and Secretary

Date: February 3, 2006

























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
                                  EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------

99.1                  Press Release of Seabulk International, Inc., dated
                      February 3, 2006


























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